UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 30, 2004


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                  Delaware              333-117232             41-1955181
     (State or other jurisdiction      (Commission            (IRS Employer
            of incorporation)          File Number)        Identification No.)


 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN              55437
          (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000



_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Items 1 through 7 and Item 9 are not included because they are not applicable.

Item 8.01. Other Events.

On December 30, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Mortgage Pass-Through Certificates, Series 2004-J6, pursuant to a Pooling and Servicing Agreement, dated as of December 30, 2004 among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

  10.1 Pooling and Servicing Agreement, dated as of December 30, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

  10.2 Mortgage Loan Purchase Agreement, dated as of December 30, 2004 among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:    /s/ Patricia C. Taylor
                                            Name:  Patricia C. Taylor
                                            Title: Vice President


Dated:   January 14, 2005

                                  EXHIBIT INDEX


Exhibit Number        Description


10.1 Pooling and Servicing Agreement, dated as of December 30, 2004, among Residential Asset Mortgage Products, Inc., as company, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

10.2 Mortgage Loan Purchase Agreement, dated as of December 30, 2004 by and among GMAC Mortgage Corporation, as seller and Residential Asset Mortgage Products, Inc., as purchaser.